First Quarter Investor Presentation May 1, 2018

Safe Harbor Disclosure 2  We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, cash flow and plans and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements.  Statements regarding the following subjects, among others, may be forward-looking: market trends in our industry, interest rates, real estate values, the debt financing markets or the general economy or the demand for and availability of residential and small-balance commercial real estate loans; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; our ability to obtain and maintain financing arrangements; changes in the value of our mortgage portfolio; changes to our portfolio of properties; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to satisfy the REIT qualification requirements for U.S. federal income tax purposes; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; general volatility of the capital markets and the market price of our shares of common stock; and the degree and nature of our competition.  The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017, which can be accessed through the link to our SEC filings on our website (www.great-ajax.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q, 10-K and 8-K. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Unless stated otherwise, financial information included in this presentation is as of March 31, 2018.

Business Overview 3  Leverage long-standing relationships to acquire mortgage loans through privately negotiated transactions from a diverse group of customers – Over 90% of our acquisitions since inception have been privately negotiated – Acquisitions made in 232 transactions since inception. 6 transactions closed in Q1 2018  Use our manager’s proprietary analytics to price each pool on an asset-by-asset basis  Adjust individual loan bid price to accumulate clusters of loans in attractive demographic metropolitan areas – Typical acquisition contains 25 – 100 loans with total market value between $5 – $20 million Our affiliated servicer services the loans asset-by-asset and borrower-by-borrower Objective is to maximize returns for each asset by utilizing a full menu of loss mitigation and asset optimization techniques  Use moderate non-mark-to-market leverage

Highlights – Quarter Ended March 31, 2018 4  Purchased $17.6 million of re-performing mortgage loans (“RPL”) with an aggregate unpaid principal balance (“UPB”) of $19.7 million and underlying collateral value of $32.4 million. Purchased one multi-family 32 unit building with underlying collateral value of $3.5 million  Interest income of $25.6 million; net interest income of $13.1 million  Net income attributable to common stockholders of $7.7 million  Basic earnings per share (“EPS”) of $0.41  Taxable income of $0.37 per share  Book value per share of $15.53 at March 31, 2018  Cash collections of $50.4 million during the quarter  Held $47.5 million of cash and cash equivalents at March 31, 2018. Average daily cash balance of $51.5 million during the quarter  Quarter end leverage ratios1  Asset Level : 2.8x  Corporate Level : 3.1x  On January 26, 2018, we closed the first step of the two-step acquisition of an 8% ownership interest in Great Ajax Financial Services LLC (“GAFS”), the parent of our servicer, Gregory Funding LLC. We acquired a 4.9% interest and three warrants. The second step is expected to close late May 2018 1 Excluding consolidation of the portion of 2017-D that is owned by a third-party

Portfolio Overview – as of March 31, 2018 5 $1,448 MM RPL: $1,397 MM NPL: $51 MM $1,975 MM RPL: $1,881 MM NPL: $ 61 MM REO & Rental: $ 33 MM 95% 3% 2% Property Value2 RPL NPL REO 1 Includes $191.1 Million UPB in RPLs included in a 50/50 joint venture with an institutional third-party that is required to be consolidated for GAAP 2 REO and Rental Property value is presented at estimated property fair value less expected liquidation costs 96% 4% Unpaid Principal Balance1 RPL NPL

Portfolio Growth 6 Re-performing Loans  Re-performing loan UPB as of 03/31/2018 includes 0.9% of small-balance commercial originations, which are performing loans. Includes $191.1 million UPB included in a 50/50 joint venture with an institutional third party that is required to be consolidated for GAAP  Re-performing loan status stays constant based on initial purchase status $64 $306 $659 $974 $1,397 $73 $330 $757 $1,196 $1,881 $49 $226 $502 $774 $1,167 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Initial Assets (07/08/14) 3/31/2015 3/31/2016 3/31/2017 3/31/2018 M ill io n s UPB Property Value Price

Portfolio Growth 7  Non-performing loan status stays constant based on initial purchase status $96 $100 $69 $103 $105 $77 $62 $59 $61 $43 $33 0 20 40 60 80 100 120 Initial Assets (07/08/14) 3/31/2015 3/31/2016 3/31/2017 3/31/2018 M ill io n s UPB Property Value Price Non-performing Loans $51

Portfolio Concentrated in Attractive Markets 8  Clusters of loans in attractive, densely populated markets  Stable liquidity and home prices Over 80% of the portfolio in our target markets Target States Target Markets Los Angeles San Diego Dallas Portland Phoenix Washington DC Metro Area Chicago Atlanta Orlando Tampa Miami, Ft. Lauderdale, W. Palm Beach New York / New Jersey Metro Area Las Vegas REIT, Servicer & Manager Headquarters Property Management Business Management Houston

Portfolio Migration 9  24 for 24: Loan that has made 24 full payments in the last 24 months  12 for 12: Loan that has made 12 full payments in the last 12 months  7 for 7: Loan that has made 7 full payments in the last 7 months  NPL: <1 full payment in the last three months Count UPB Count UPB Liquidated - - 1151 233,378 24for24 416 74,273 2526 559,263 12for12 303 63,180 1840 395,644 7for7 3101 694,253 511 108,795 4f4-6f6 1508 331,766 346 72,291 Less than 4f4 2161 449,513 963 201,958 REO - - 147 37,431 NPL 512 124,914 546 134,765 Purchased REO 34 8,074 5 2,448 8,035 1,745,973 8,035 1,745,973 Total Pre 1Q2018 Acquisitions ($$ in thousands) Acquisition Current Based on

Financial Metrics – Excluding consolidation of the portion of 2017-D owned by third-parties

($ in thousands)	Q1-18 Excluding the Consolidation of 2017-D	Q4-17 Excluding the consolidation of 2017 D	Q3-17	Q2-17
Interest Income on Loans	24,124	23,778	24,396	21,682
Average Loans[1]	1,163,970	1,071,415	1,052,038	952,638
Average Loan Yield	8.6%	9.2%	9.6%	9.4%
Total Interest Expense	11,683	11,136	10,775	9,293
Asset Level Interest Expense	9,533	8,990	8,863	8,022
Average Asset Level Debt	881,587	817,316	791,261	715,288
Average Asset Level Debt Cost	4.4%	4.5%	4.6%	4.6%
Asset Level Net Interest Margin	4.2%	4.7%	5.0%	4.9%
Total Average Debt	984,224	919,763	883,770	775,717
Total Average Debt Cost	4.8%	5.0%	5.0%	4.9%
Total Net Interest Margin	3.7%	4.1%	4.6%	4.5%
Non-Interest Operating Expenses	5,813	5,693	5,312	5,100
Non-Interest Operating Expenses/Avg Assets	2.1%	1.9%	1.8%	2.0%
ROAA - ex net REO impairments and losses	2.7%	2.6%	3.1%	3.0%
ROAA - Net REO Impairments, gains and losses	0.1%	-0.4%	-0.4%	-0.3%
ROAA - Total	2.8%	2.2%	2.7%	2.7%
ROAE - ex net REO impairments and losses	10.1%	10.7%	12.7%	11.4%
ROAE - Net REO Impairments, gains and losses	0.3%	-1.4%	-1.6%	-1.1%
ROAE - Total	10.4%	9.3%	11.1%	10.3%
Average Leverage Ratio - Asset Backed	2.9	2.7	2.7	2.5
Average Leverage Ratio - Convertible Debt	0.3	0.3	0.3	0.2
Average Leverage Ratio - Total	3.2	3.1	3.0	2.7
Ending Leverage Ratio - Asset Backed	2.8	2.9	2.6	2.6
Ending Leverage Ratio - Convertible Debt	0.3	0.3	0.3	0.3
Ending Leverage Ratio - Total	3.1	3.2	2.9	2.9

[1] Amount is based off a daily calculation to be more consistent with the Company's operations

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Financial Metrics - Reconciliation of GAAP consolidated financial metrics to non-GAAP financial metrics excluding the portion of 2017-D owned by third-parties

($ in thousands)	Q1-18 GAAP Consolidated	Consolidation Impact of 2017-D	Q1-18 Excluding the Consolidation of 2017-D	Q4-17 GAAP Consolidated	Consolidation Impact of 2017-D	Q4-17 Excluding the consolidation of 2017-D
Interest Income on Loans	25,445	1,321	24,124	24,231	453	23,778
Average Loans[1]	1,251,860	87,890	1,163,970	1,100,799	29,384	1,071,415
Average Loan Yield	8.4%	0.2%	8.6%	9.1%	0.1%	9.2%
Total Interest Expense	12,494	811	11,683	11,382	246	11,136
Asset Level Interest Expense	10,344	811	9,533	9,236	246	8,990
Average Asset Level Debt	961,853	80,266	881,587	840,882	23,566	817,316
Average Asset Level Debt Cost	4.4%	0.0%	4.4%	4.5%	0.0%	4.5%
Asset Level Net Interest Margin	4.0%	0.1%	4.2%	4.6%	0.1%	4.7%
Total Average Debt	1,064,490	80,266	984,224	943,329	23,566	919,763
Total Average Debt Cost	4.8%	0.1%	4.8%	4.9%	0.1%	5.0%
Total Net Interest Margin	3.6%	0.1%	3.7%	4.2%	-0.1%	4.1%
Non-Interest Operating Expenses	5,956	143	5,813	5,693	-	5,693
Non-Interest Operating Expenses/Avg Assets	1.7%	0.4%	2.1%	1.9%	0.0%	1.9%
ROAA - ex net REO impairments and losses	2.2%	0.5%	2.7%	2.5%	0.1%	2.6%
ROAA - Net REO Impairments, gains and losses	0.1%	0.0%	0.1%	-0.4%	0.0%	-0.4%
ROAA - Total	2.2%	0.6%	2.8%	2.2%	0.1%	2.2%
ROAE - ex net REO impairments and losses	9.7%	0.4%	10.1%	10.6%	0.1%	10.7%
ROAE - Net REO Impairments, gains and losses	0.3%	0.0%	0.3%	-1.4%	0.0%	-1.4%
ROAE - Total	10.0%	0.3%	10.4%	9.2%	0.1%	9.3%
Average Leverage Ratio - Asset Backed	3.0	(0.1)	2.9	2.8	0.0	2.7
Average Leverage Ratio - Convertible Debt	0.3	0.0	0.3	0.3	(0.0)	0.3
Average Leverage Ratio - Total	3.3	(0.1)	3.2	3.1	0.0	3.1
Ending Leverage Ratio - Asset Backed	2.9	(0.1)	2.8	3.1	0.2	2.9
Ending Leverage Ratio - Convertible Debt	0.3	0.0	0.3	0.3	(0.0)	0.3
Ending Leverage Ratio - Total	3.2	(0.1)	3.1	3.4	0.1	3.2

[1] Amount is based off a daily calculation to be more consistent with the Company's operations

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Subsequent Events 12 1 While these acquisitions are expected to close, there can be no assurance that these acquisitions will close or that the terms thereof may not change  On April 26, 2018 we closed Ajax Mortgage Loan Trust 2018-A, a joint venture with two institutional investors, with an aggregate of $128.0 million of senior securities and $32.0 million of equity issued with respect to $160.0 million of mortgage loans with 94% RPLs. The senior securities represent 80% of the UPB of the underlying mortgage loans. The bonds may be sold by any party at a future date. We have retained a 9.4% interest and expect to account for Ajax Mortgage Loan Trust 2018-A as an equity-method investee  A dividend of $0.30 per share will be payable on May 30, 2018 to our stockholders of record as of May 15, 2018  Joint Venture Pending Acquisitions1  NPL  UPB: $123.7MM  Collateral Value: $155.6MM  Price/UPB: 79.5%  Price/Collateral Value: 63.2%  504 loans in 1 transaction  Ajax Mortgage Loan Trust 2018-A April Acquisition  RPL  UPB: $13.2MM  Collateral Value: $18.7MM  Price/UPB: 87.5%  Price/Collateral Value: 61.8%  42 loans in 1 transaction  Ajax Mortgage Loan Trust 2018-A Pre-funded Pending Acquisitions1  RPL  UPB: $138.3MM  Collateral Value: $223.0MM  Price/UPB: 92.1%  Price/Collateral Value: 57.1%  810 loans in 3 transactions  NPL  UPB: $5.8MM  Collateral Value: $8.5MM  Price/UPB: 57.5%  Price/Collateral Value: 39.6%  49 loans in 1 transaction  Non - Joint Venture Pending Acquisitions1  RPL  UPB: $18.1MM  Collateral Value: $27.8MM  Price/UPB: 91.9%  Price/Collateral Value: 60.0%  85 loans in 2 transactions

Consolidated Statements of Income 13 (Dollars in thousands except per share amounts) (Unaudited) Three months ended March 31, 2018 December 31, 2017 September 30, 2017 June 30, 2017 (unaudited) (unaudited) (unaudited) (unaudited) INCOME: Interest income $ 25,591 $ 24,367 $ 24,529 $ 21,721 Interest expense (12,494) (11,382) (10,775) (9,293) Net interest income 13,097 12,985 13,754 12,428 Income from investment in Manager 135 89 143 142 Other income 1,511 723 329 535 Total income 14,743 13,797 14,226 13,105 EXPENSE: Related party expense - loan servicing fees 2,469 2,242 2,187 1,935 Related party expense - management fee 1,532 1,510 1,428 1,330 Loan transaction expense 355 214 290 442 Professional fees 609 856 497 507 Real estate operating expense 449 518 1,151 637 Other expense 991 871 910 886 Total expense 6,405 6,211 6,463 5,737 Loss on debt extinguishment — 913 — 218 Income before provision for income tax 8,338 6,673 7,763 7,150 Provision for income tax (benefit) 16 35 47 48 Consolidated net income 8,322 6,638 7,716 7,102 Less: consolidated net income attributable to non- controlling interests 657 454 246 238 Consolidated net income attributable to common stockholders $ 7,665 $ 6,184 $ 7,470 $ 6,864 Basic earnings per common share $ 0.41 $ 0.34 $ 0.41 $ 0.38 Diluted earnings per common share $ 0.38 $ 0.33 $ 0.38 $ 0.36 Weighted average shares – basic 18,508,089 18,236,488 18,072,045 18,008,499 Weighted average shares – diluted 26,395,158 26,111,202 25,246,764 23,026,679

Consolidated Balance Sheets 14 (1) Mortgage loans includes $957,825 and $996,203 of loans at March 31, 2018 and December 31, 2017, respectively, transferred to securitization trusts that are variable interest entities (“VIEs”) , these loans can only be used to settle obligations of the VIEs. Secured borrowings consist of notes issued by VIEs that can only be settled with the assets and cash flows of the VIEs. The creditors do not have recourse to the primary beneficiary (Great Ajax Corp). (2) Property held for sale, net, includes valuation allowances of $1,878 and $1,784 at March 31, 2018 , and December 31, 2017, respectively. (3) Secured borrowings and Convertible senior notes are presented net of deferred issuance costs (4) As of March 31, 2018 and December 31, 2017, balances for Mortgage loans, net includes $174.6 million and $177.1 million, Secured borrowings, net of deferred costs includes $75.9 million and $88.4 million, and Non-controlling interests includes $12.6 million and $14.0 million, respectively, from a 50% owned joint venture, which we consolidate under GAAP. (5) Non-controlling interests includes $12.6 million and $14.0 million, respectively, from a 50% owned joint venture, which we consolidate under U.S. GAAP. (Dollars in thousands except per share amounts) ASSETS March 31, 2018 December 31, 2017 (Unaudited) Cash and cash equivalents $ 47,459 $ 53,721 Cash held in trust 26 301 Mortgage loans, net(1,4) 1,247,213 1,253,541 Property held-for-sale, net(2) 23,769 24,947 Rental property, net 5,228 1,284 Investment in debt securities 6,218 6,285 Receivable from servicer 18,627 17,005 Investment in affiliates 8,727 7,020 Loans purchase deposit — 26,740 Prepaid expenses and other assets 5,318 4,894 Total assets $ 1,362,585 $ 1,395,738 LIABILITIES AND EQUITY Liabilities: Secured borrowings, net(1,3,4) $ 662,494 $ 694,040 Borrowings under repurchase transactions 273,199 276,385 Convertible senior notes, net(3) 102,764 102,571 Management fee payable 762 750 Accrued expenses and other liabilities 3,723 4,554 Total liabilities 1,042,942 1,078,300 Equity: Preferred stock $0.01 par value; 25,000,000 shares authorized, none issued or outstanding — — Common stock $0.01 par value; 125,000,000 shares authorized, 18,686,420 shares at March 31, 2018 and 18,588,228 shares at December 31, 2017 issued and outstanding 187 186 Additional paid-in capital 256,512 254,847 Retained earnings 37,615 35,556 Accumulated other comprehensive loss (343) (233) Equity attributable to stockholders 293,971 290,356 Non-controlling interests(5) 25,672 27,082 Total equity 319,643 317,438 Total liabilities and equity $ 1,362,585 $ 1,395,738